Fees Summary	Jan. 07, 2026 USD ($) shares
Fees Summary [Line Items]
Total Offering	$ 0.00
Previously Paid Amount	0.00
Total Fee Amount	0.00
Total Offset Amount	$ 0.00
Narrative Disclosure	The maximum aggregate amount for such offering is $103,500,000, which includes $13,500,000 aggregate principal amount of 9.250% Senior Notes due 2031 that may be offered and sold pursuant to the exercise in full of the underwriters' option to purchase additional notes to cover over-allotments, if any.
Net Fee	$ 0.00
Narrative - Max Aggregate Offering Price	$ 103,500,000.00
Narrative - Max Aggregate Offering Amount | shares	103,500,000
Final Prospectus	true